UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 23, 2008
Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011
(Address of principal executive offices, including zip code)
(212) 624-3700
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
          On April 23, 2008, the Registrant issued a press release that provided information regarding its preliminary results for the first quarter of 2008 under the heading ““Preliminary Results for the Three Months Ended March 31, 2008.” A copy of the press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
          The information regarding the Registrant’s results for the first quarter of 2008 included in Exhibit 99.1 is preliminary. During the Registrant’s closing process and preparation of final consolidated financial statements and related notes, it may identify items that would require it to make adjustments to that information.
Item 7.01. Regulation FD Disclosure
          A copy of the Financial Guidance Summary that accompanied the press release referred to in Item 2.02 is incorporated by reference, as Exhibit 99.2 hereto. Exhibit 99.3 to this Current Report contains an Annex to Exhibits 99.1 and 99.2 entitled “Explanation of Non-GAAP Financial Measures.” Exhibits 99.2 and 99.3 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall they be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
          (d) Exhibits
               The following exhibits are furnished herewith:

Exhibit
Number	Description

99.1	Press Release, issued April 23, 2008, regarding the Registrant’s preliminary first quarter results and updated 2008 financial guidance

99.2	Financial Guidance Summary accompanying Exhibit 99.1

99.3	Annex A to Exhibits 99.1 and 99.2

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: April 23, 2008	By:	/s/ Lewis H. Leicher

Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, issued April 23, 2008, regarding the Registrant’s preliminary first quarter results and updated 2008 financial guidance

99.2	Financial Guidance Summary accompanying Exhibit 99.1

99.3	Annex A to Exhibits 99.1 and 99.2